Discontinued Operations	12 Months Ended
Aug. 02, 2015
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
Discontinued Operations
On October 28, 2013, we completed the sale of our European simple meals business to Soppa Investments S.à r.l., an affiliate of CVC Capital Partners. The all-cash preliminary sale price was €400, or $548, and was subject to certain post-closing adjustments, which resulted in a $14 reduction of proceeds. We recognized a pre-tax gain of $141 ($72 after tax, or $.23 per share) in 2014. The European business included Erasco and Heisse Tasse soups in Germany; Liebig and Royco soups in France; Devos Lemmens mayonnaise and cold sauces and Royco soups in Belgium; and Blå Band and Isomitta soups and sauces in Sweden. We used the proceeds from the sale to pay taxes on the sale, to reduce debt and for other general corporate purposes.
In the fourth quarter of 2013, we recorded an impairment charge on the intangible assets of this business of $396 ($263 after tax, or $.83 per share). In addition, we recorded $18 in tax expense ($.06 per share) representing taxes on the difference between the book value and tax basis of the business. See Note 6 for additional information on the impairment charge.
We have reflected the results of the European simple meals business as discontinued operations in the Consolidated Statements of Earnings.
Results of discontinued operations were as follows:

	2014	2013
Net sales	$137	$532

Gain on sale of the European simple meals business	$141	$—
Impairment on the European simple meals business	—	(396)
Earnings from operations, before taxes	14	65
Earnings (loss) before taxes	$155	$(331)
Taxes on earnings	(74)	100
Earnings (loss) from discontinued operations	$81	$(231)